UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549

Form 8-K Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 16, 2004
Date of Report (Date of earliest event reported)

First Financial Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076

State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

34 Broad Street, Charleston, South Carolina		29401

(Address of principal executive offices)		(Zip Code)

(843) 529-5933

Registrant's telephone number (including area code)

Item 9. Regulation FD Disclosure.

On January 16, 2004 First Financial Holdings, Inc. announced the results for the quarter ended December 31, 2003, its first quarter of fiscal 2004.

For more information regarding this matter, see the press release and selected financial data attached hereto as Exhibit 99.1.

Exhibit Index.

Exhibit (99.1). Press release dated January 16, 2004 and selected financial data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

/s/ Susan E. Baham
Susan E. Baham
Senior Vice President, Chief Financial Officer
and Principal Accounting Officer

Date: January 16, 2004

Exhibit 99.1

Press release dated January 16, 2004 and selected financial data.